MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000




MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey income taxes.

This report, including the financial information here-in, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD NEW JERSEY INSURED FUND, INC.



The Benefits and
Risks of
Leveraging

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield New Jersey Insured Fund, Inc., April 30, 2000


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2000, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.402 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.05%, based on a month-end per share net asset value of $13.35. Over the same period, the total investment return on the Fund's Common Stock was +2.34%, based on a change in per share net asset value from $13.48 to $13.35, and assuming reinvestment of $0.405 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Pre-ferred Stock had an average yield of 3.93%.


The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.


Portfolio Strategy
As a result of significant volatility in the fixed-income market during the six-month period ended April 30, 2000, we turned our efforts toward reducing the Fund's sensitivity to interest rate fluctuations. We sought to insulate the Fund from some of the market volatility while still delivering an attractive and stable monthly dividend income.

In order to do this, we kept our cash reserves to a minimum. By keeping the Fund fully invested, we had to take other necessary measures to achieve our investment goal. During recent months, we began restructuring the Fund by shortening the average portfolio maturity without significantly impacting the dividend stream. We reduced many of the Fund's more interest rate-sensitive holdings. Typically, these securities possess long maturity dates that were issued in a lower interest rate environment and, consequently, trade at steep discounts to their face value. The volatility inherent in this structure rendered it unsuitable for our investment strategy moving forward, and we reduced these holdings. We reinvested the proceeds from these sales in bonds that are less prone to interest rate volatility. By investing in bonds possessing maturities of 15 years--20 years, we may be able to avoid much of the volatility inherent in longer-dated bonds while still capturing approximately 90% of their yield.

New Jersey finances remained healthy as vigorous economic growth contributed to solid increases in personal income and sales tax receipts. In addition, Governor Whitman proposed using a portion of the state's budget surplus to retire debt. This proposal, along with a prospective resolution of the state's long-term school financing quandary, would suggest that an improving credit outlook may well be warranted. During the six months ended April 30, 2000, long-term new-issue supply within the state actually rose almost 15%, compared to levels from a year ago and in contrast to the more than 25% decline evident throughout the country. This disparity is largely attributable to the $1.5 billion financing brought to market late in the period on behalf of the New Jersey Turnpike Authority.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Historical analysis of the municipal yield curve demonstrates this resiliency throughout a number of economic cycles. Furthermore, a portion of the recent adjustment in short-term interest rates is attributable to seasonal tax-related factors and, based on historical experience, should be regarded as temporary. Nonetheless, it is likely that the Fund's borrowing costs will remain under pressure while the Federal Reserve Board pursues its current monetary policy.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



June 6, 2000



MuniYield New Jersey Insured Fund, Inc., April 30, 2000


PROXY RESULTS
During the six-month period ended April 30, 2000, MuniYield New
Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors:    Terry K. Glenn                         5,207,317                      125,408
                                              Jack B. Sunderland                     5,195,486                      137,239
                                              Stephen B. Swensrud                    5,193,474                      139,251
                                              J. Thomas Touchton                     5,198,104                      134,621
                                              Fred G. Weiss                          5,205,259                      127,466
                                              Arthur Zeikel                          5,196,245                      136,480

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 5,224,596        49,259         58,870

During the six-month period ended April 30, 2000, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, Jack B. Sunderland,
   Stephen B. Swensrud, J. Thomas Touchton, Fred G. Weiss,
   and Arthur Zeikel.                                                                  1,134                           16

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain

2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year:                            1,149            0              1



Portfolio
Abbreviations

To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT            Alternative Minimum Tax
               (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
M/F            Multi-Family
RIB            Residual Interest Bonds
RITR           Residual Interest Trust Receipts
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                              Value
New Jersey      AAA       Aaa     $ 2,875   Cape May County, New Jersey, Industrial Pollution Control
--93.8%                                     Financing Authority Revenue Bonds (Atlantic City Electric
                                            Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)           $  3,113

                AAA       Aaa       3,010   Carteret, New Jersey, Board of Education, COP, 6.75% due
                                            10/15/2004 (d)(e)                                                      3,269

                AAA       Aaa       1,000   Carteret, New Jersey, Board of Education COP, Refunding Bonds,
                                            4.75% due 4/15/2019 (d)                                                  861

                                            East Orange, New Jersey, Board of Education COP (c):
                AAA       Aaa       1,000    5.30%** due 2/01/2024                                                   234
                AAA       Aaa       2,845    5.28%** due 8/01/2024                                                   647
                AAA       Aaa       1,845    5.36%** due 8/01/2027                                                   347
                AAA       Aaa       2,850    5.38%** due 2/01/2028                                                   519

                AAA       Aaa       1,120   Essex County, New Jersey, Improvement Authority, Parking Facility
                                            Revenue Bonds, 6.2% due 7/01/2002 (d)(e)                               1,162

                BBB       NR*       2,000   Gloucester County, New Jersey, Improvement Authority, Solid
                                            Waste Resource Recovery Revenue Refunding Bonds (Waste
                                            Management Inc. Project), Series A, 6.85% due 12/01/2029               2,014

                AAA       Aaa       3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority,
                                            Sewer Revenue Refunding Bonds, 6.20% due 8/01/2019 (d)                 3,701

                AAA       Aaa       7,600   Hudson County, New Jersey, COP, Refunding (Correctional
                                            Facilities), 6.60% due 12/01/2021 (d)                                  7,933

                AAA       NR*       4,625   Hudson County, New Jersey, Improvement Authority, Facility
                                            Lease Revenue Refunding Bonds, RIB, Series 34, 5.465% due
                                            10/01/2024 (b)(f)                                                      4,069

                AAA       Aaa       4,750   Jersey City, New Jersey, Sewer Authority, Sewer Revenue
                                            Refunding Bonds, 6.25% due 1/01/2014 (a)                               5,151

                AAA       Aaa       1,475   Monmouth County, New Jersey, Improvement Authority, Revenue
                                            Refunding Bonds (Pooled Governmental Loan), 4.75% due
                                            12/01/2014 (a)                                                         1,331

                BBB-      NR*       1,000   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                            Village), Series C, 5.50% due 1/01/2028                                  768

                                            New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                            (Fellowship Village), Series A:
                BBB-      NR*       1,700    5.50% due 1/01/2018                                                   1,374
                BBB-      NR*       2,000    5.50% due 1/01/2025                                                   1,546

                                            New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                            Bonds (New Jersey Natural Gas Co. Project) (a):
                AAA       VMIG1++   1,200    VRDN, AMT, Series A, 6.10% due 8/01/2030 (g)                          1,200
                AAA       Aaa       4,500    Series A, 6.35% due 10/01/2022                                        4,653



MuniYield New Jersey Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                              Value
New Jersey      AAA       Aaa     $ 2,305   New Jersey EDA, Revenue Bonds (Educational Testing Service),
(concluded)                                 Series B, 6.125% due 5/15/2005 (d)(e)                               $  2,449

                                            New Jersey EDA, Revenue Bonds (Saint Barnabas Medical Center),
                                            Series A (d):
                NR*       Aaa       6,000    6.23%** due 7/01/2019                                                 1,871
                NR*       Aaa       5,195    5.60%** due 7/01/2020                                                 1,516
                NR*       Aaa       6,365    5.60%** due 7/01/2021                                                 1,740

                AAA       Aaa       9,080   New Jersey EDA, Revenue Bonds (Transportation Project Sublease),
                                            Series A, 5.875% due 5/01/2014 (c)                                     9,352

                                            New Jersey EDA, Revenue Refunding Bonds:
                AAA       Aaa       4,000    (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)      3,465
                NR*       Aaa       3,800    (Hillcrest Health Service), 5.07%** due 1/01/2018 (a)                 1,307
                AAA       Aaa       2,835    (RWJ Health Care Corporation), 6.50% due 7/01/2024 (c)                2,999

                AAA       Aaa       1,150   New Jersey EDA, State Contract Revenue Bonds (Economic Recovery),
                                            Series A, 6% due 3/15/2021 (c)                                         1,161

                AAA       Aaa       5,000   New Jersey EDA, Water Facilities Revenue Bonds (New Jersey
                                            American Water Company Inc.), AMT, Series B, 5.375% due
                                            5/01/2032 (b)                                                          4,529

                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds:
                BBB-      Baa3      1,200    (Englewood Hospital and Medical Center), 6.70% due 7/01/2015          1,126
                AAA       Aaa       4,000    (Hackensack University Medical Center), Series B, 5.20% due
                                             1/01/2028 (d)                                                         3,533
                BBB+      NR*       1,800    (Holy Name Hospital), 6% due 7/01/2025                                1,526
                AAA       Aaa       3,800    (Mercer Medical Center), 6.50% due 7/01/2021 (d)                      3,867
                AAA       Aaa       2,500    (Meridian Health System Obligation Group), 5.25% due
                                             7/01/2019 (c)                                                         2,296
                AAA       Aaa       2,500    (Meridian Health System Obligation Group), 5.375% due
                                             7/01/2024 (c)                                                         2,305
                AAA       Aaa       2,710    (Saint Barnabas Hospital), Series B, 5.09%** due 7/01/2019 (d)          845
                AAA       Aaa       1,110    (Saint Barnabas Hospital), Series B, 5.10%** due 7/01/2020 (d)          324
                BBB-      Baa3      4,000    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027         3,160

                AAA       Aaa       2,000   New Jersey Sports and Exposition Authority, Convention Center,
                                            Luxury Tax Revenue Bonds, Series A, 6.60% due 7/01/2002 (d)(e)         2,109

                AAA       Aaa       3,195   New Jersey Sports and Exposition Authority, Convention Center,
                                            Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2015 (d)               2,971

                AA+       Aaa       1,990   New Jersey State Educational Facilities Authority Revenue
                                            Bonds (Institute of Advanced Study), Series G, 5% due 7/01/2018        1,806

                NR*       Aaa       5,000   New Jersey State Higher Education Assistance Authority, Student
                                            Loan Revenue Bonds, RIB, AMT, Series 18, 5.315% due
                                            6/01/2017 (a)(f)                                                       4,435

                AAA       Aaa       3,520   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                            Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (d)                    3,694

                AAA       Aaa       2,750   New Jersey State Housing and Mortgage Finance Agency,
                                            M/F Housing Revenue Refunding Bonds, Series A, 6.05% due
                                            11/01/2020 (a)                                                         2,721

                AAA       Aaa       5,350   New Jersey State Transit Corporation, COP, 6.50% due
                                            10/01/2016 (c)                                                         5,710

                AAA       Aaa       6,500   New Jersey State Transportation Trust Fund Authority, Trans-
                                            portation System Revenue Bonds, Series A, 5% due 6/15/2018 (c)         5,880

                AAA       Aaa       1,000   New Jersey State Transportation Trust Fund Authority, Trans-
                                            portation System Revenue Refunding Bonds, Series A, 5% due
                                            6/15/2015 (d)                                                            931

                AAA       Aaa       3,700   New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, Series A, 5.75% due 1/01/2019 (d)                               3,708

                                            Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                                            Refunding Bonds, GO:
                NR*       Aa1         500    5% due 1/01/2013                                                        471
                NR*       Aa1       1,340    5% due 1/01/2018                                                      1,197

                                            Port Authority of New York and New Jersey, Consolidated
                                            Revenue Bonds:
                AA-       A1        1,000    93rd Series, 6.125% due 6/01/2094                                     1,042
                AAA       Aaa       4,000    AMT, 97th Series, 6.65% due 1/15/2023 (b)                             4,164

                AAA       Aaa       3,500   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Refunding Bonds, AMT, 96th Series, 6.60% due 10/01/2023 (b)            3,689

                NR*       Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th
                                            Series, 6.285% due 1/15/2017 (c)(f)                                    4,056

                A1+       VMIG1++     400   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Refunding Bonds (Versatile Structure Obligation),
                                            VRDN, Series 3, 6.05% due 6/01/2020 (g)                                  400

                AAA       Aaa       1,398   Rancocas Valley, New Jersey, Regional High School District, GO,
                                            5.30% due 2/01/2029 (b)                                                1,283

                AAA       Aaa       1,180   South Brunswick Township, New Jersey, Board of Education, GO,
                                            6.40% due 8/01/2005 (b)(e)                                             1,255

                AAA       Aaa       5,250   South Jersey Transportation Authority, New Jersey, Transportation
                                            System Revenue Refunding Bonds, 5% due 11/01/2029 (a)                  4,541

                                            Union County, New Jersey, Utilities Authority, Senior Lease
                                            Revenue Refunding Bonds (Ogden Martin System of Union), AMT,
                                            Series A (a):
                AAA       Aaa       1,590    5.375% due 6/01/2017                                                  1,517
                AAA       Aaa       1,670    5.375% due 6/01/2018                                                  1,582
                AAA       Aaa       1,765    5.375% due 6/01/2019                                                  1,660
                AAA       Aaa       1,855    5.375% due 6/01/2020                                                  1,737

                                            West Windsor-Plainsboro, New Jersey, Regional School District,
                                            GO, Refunding (b):
                AAA       Aaa       2,500    4.75% due 9/15/2022                                                   2,123
                AAA       Aaa       2,500    4.75% due 9/15/2023                                                   2,115

Pennsylvania--3.0%                          Delaware River Port Authority of Pennsylvania and New Jersey
                                            Revenue Bonds (c):
                AAA       Aaa       2,500    6% due 1/01/2018                                                      2,562
                AAA       Aaa       2,500    6% due 1/01/2019                                                      2,555

Puerto          AAA       Aaa       5,000   Puerto Rico Public Buildings Authority Revenue Bonds (Government
Rico--2.6%                                  Facilities), Series B, 5% due 7/01/2027 (a)                            4,388


                Total Investments (Cost--$173,183)--99.4%                                                        169,565

                Other Assets Less Liabilities--0.6%                                                                1,057
                                                                                                                --------
                Net Assets--100.0%                                                                              $170,622
                                                                                                                ========



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured
             (e)Prerefunded.
             (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$173,182,952)                                   $169,564,763
                    Cash                                                                                           2,540
                    Interest receivable                                                                        3,143,480
                    Prepaid expenses and other assets                                                              7,155
                                                                                                            ------------
                    Total assets                                                                             172,717,938
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  1,788,083
                      Dividends to shareholders                                                 199,919
                      Investment adviser                                                         66,348        2,054,350
                                                                                           ------------

                    Accrued expenses and other liabilities                                                        41,331
                                                                                                            ------------
                    Total liabilities                                                                          2,095,681
                                                                                                            ------------

Net Assets:         Net assets                                                                              $170,622,257
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (2,240 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 56,000,000
                      Common Stock, par value $.10 per share (8,586,560 shares
                      issued and outstanding)                                              $    858,656
                    Paid-in capital in excess of par                                        120,317,344
                    Undistributed investment income--net                                      1,069,688
                    Accumulated realized capital losses on investments--net                  (1,962,787)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                (2,042,455)
                    Unrealized depreciation on investments--net                              (3,618,189)
                                                                                           ------------

                    Total--Equivalent to $13.35 net asset value per
                    Common Stock (market price--$12.25)                                                      114,622,257
                                                                                                            ------------

                    Total capital                                                                           $170,622,257
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  5,089,151
Income:

Expenses:           Investment advisory fees                                               $    425,596
                    Commission fees                                                              70,965
                    Professional fees                                                            40,673
                    Accounting services                                                          21,955
                    Transfer agent fees                                                          21,400
                    Directors' fees and expenses                                                 15,948
                    Listing fees                                                                  9,380
                    Printing and shareholder reports                                              9,104
                    Custodian fees                                                                5,887
                    Pricing fees                                                                  5,003
                    Other                                                                         8,290
                                                                                           ------------
                    Total expenses                                                                               634,201
                                                                                                            ------------
                    Investment income--net                                                                     4,454,950
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,579,452)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                             561,773
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  3,437,271
                                                                                                            ============


                    See Notes to Financial Statements.




MuniYield New Jersey Insured Fund, Inc., April 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                          2000             1999
Operations:         Investment income--net                                                 $  4,454,950     $  9,163,902
                    Realized loss on investments--net                                        (1,579,452)        (197,745)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                         561,773      (19,089,084)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                           3,437,271      (10,122,927)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,480,133)      (7,530,812)
Shareholders:         Preferred Stock                                                        (1,097,846)      (1,603,974)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (1,849,703)
                      Preferred Stock                                                                --         (192,752)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                              (4,577,979)     (11,177,241)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends and distributions                                   --        1,484,734
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (1,140,708)     (19,815,434)
                    Beginning of period                                                     171,762,965      191,578,399
                                                                                           ------------     ------------
                    End of period*                                                         $170,622,257     $171,762,965
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,069,688     $  1,192,717
                                                                                           ============     ============

                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.           Months Ended
                                                                   April 30,        For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          2000        1999      1998       1997        1996
Per Share           Net asset value, beginning of period          $   13.48   $  15.96   $  15.49   $  15.10    $  15.12
Operating                                                         ---------   --------   --------   --------    --------
Performance:        Investment income--net                              .53       1.07       1.11       1.13        1.12
                    Realized and unrealized gain
                    (loss) on investments--net                         (.12)     (2.24)       .49        .38        (.03)
                                                                  ---------   --------   --------   --------    --------
                    Total from investment operations                    .41     (1.17)       1.60       1.51        1.09
                                                                  ---------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                           (.41)      (.88)      (.88)      (.91)       (.88)


                      Realized gain on investments--net                  --         --       (.02)        --          --
                      In excess of realized gain on
                      investments--net                                   --       (.22)        --         --          --
                                                                  ---------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.41)     (1.10)      (.90)      (.91)       (.88)
                                                                  ---------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                        Preferred Stock shareholders:
                        Investment income--net                         (.13)      (.19)      (.20)      (.21)       (.23)
                        Realized gain on investments--net                --         --       (.03)        --          --
                        In excess of realized gain on
                        investments--net                                 --       (.02)        --         --          --
                                                                  ---------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.13)      (.21)      (.23)      (.21)       (.23)
                                                                  ---------   --------   --------   --------    --------
                    Net asset value, end of period                $   13.35   $  13.48   $  15.96  $   15.49    $  15.10
                                                                  =========   ========   ========  =========    ========
                    Market price per share, end of period         $   12.25   $ 12.625   $  16.75  $ 15.8125    $  14.75
                                                                  =========   ========   ========  =========    ========

Total Investment    Based on market price per share                    .27%++  (18.97%)    12.13%     13.77%      10.93%
Return:**                                                         =========   ========   ========  =========    ========
                    Based on net asset value per share                2.34%++   (9.20%)     9.07%      8.87%       6.09%
                                                                  =========   ========   ========  =========    ========

Ratios Based on     Total expenses***                                 1.10%*     1.03%      1.03%      1.04%       1.04%
Average Net Assets                                                =========   ========   ========  =========    ========
of Common Stock:    Total investment income--net***                   7.76%*     7.07%      7.10%      7.43%       7.46%
                                                                  =========   ========   ========  =========    ========
                    Amount of dividends to Preferred
                    Stock shareholders                                1.91%*     1.24%      1.30%      1.37%       1.55%
                                                                  =========   ========   ========  =========    ========
                    Investment income--net, to Common
                    Stock shareholders                                5.85%*     5.83%      5.80%      6.06%       5.91%
                                                                  =========   ========   ========  =========    ========

Ratios Based on     Total expenses                                     .74%*      .72%       .72%       .72%        .72%
Total Average Net                                                 =========   ========   ========  =========    ========
Assets:***++++      Total investment income--net                      5.22%*     4.94%      4.96%      5.12%       5.13%
                                                                  =========   ========   ========  =========    ========

Ratios Based on     Dividends to Preferred Stock shareholders         3.93%*     2.87%      3.06%      3.08%       3.44%
Average Net Assets                                                =========   ========   ========  =========    ========
of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                  $ 114,622   $115,763   $135,578  $ 129,768    $124,948
                                                                  =========   ========   ========  =========    ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                  $  56,000   $ 56,000   $ 56,000  $  56,000    $ 56,000
                                                                  =========   ========   ========  =========    ========
                    Portfolio turnover                               16.74%     61.80%     46.23%     26.16%      37.08%
                                                                  =========   ========   ========  =========    ========

Leverage:           Asset coverage per $1,000                     $   3,047   $  3,067   $  3,421  $   3,317    $  3,231
                                                                  =========   ========   ========  =========    ========

Dividends Per       Investment income--net                        $     490   $    716   $    765  $     771    $    860
Share On Preferred                                                =========   ========   ========  =========    ========
Stock Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Aggregate total investment return.
                ++++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $28,012,440 and $28,737,530, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $ (1,035,367)   $(3,618,189)
Financial futures contracts          (544,085)            --
                                 ------------    -----------
Total                            $ (1,579,452)   $(3,618,189)
                                 ============    ===========

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,618,189, of which $3,215,135 related to appreciated securities and $6,833,324 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $173,182,952.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 92,658 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2000 was 4.70%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $44,346 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $173,000, all of which expires in 2007. This amount will be available to offset amounts of any future taxable gains.


6. Subsequent Event:
On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067100 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MuniYield New Jersey Insured Fund, Inc., April 30, 2000


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    90.1%
AA/Aa                                       1.6
BBB/Baa                                     6.8
Other ++                                    0.9


++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Donald Cecil and Edward H. Meyer, Directors of MuniYield New Jersey Insured Fund, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MJI